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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event report): October 15, 2001


                           SPINNAKER INDUSTRIES, INC.
               (Exact name of company as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    06-544125
                      (I.R.S. Employer Identification No.)


          518 East Water Street
                  Troy, Ohio                                 45373-0370
    (Address of principal executive offices)                 (Zip Code)


                                 (937) 332-6550
                (Company's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On October 15, 2001, the Company issued a press release, the text of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1      Press Release dated October 15, 2001






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2001

                                         SPINNAKER INDUSTRIES, INC.



                                         By:  /s/ George E. Fuehrer
                                             -----------------------------------
                                             Name:  George E. Fuehrer
                                             Title: Vice President and Chief
                                                      Financial Officer





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                                INDEX OF EXHIBITS


                                                                   Sequential
Exhibit No.          Description of Document                       Page No.
-----------          -----------------------                       -----------

99.1                 Press Release dated October 15, 2001












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